Ivy Funds

Supplement dated December 31, 2019 to the

Ivy Funds Prospectus

dated July 31, 2019

as supplemented November 4, 2019

The following replaces the “Portfolio Managers” section for Ivy LaSalle Global Real Estate Fund on page 136:

Portfolio Managers

Matthew Sgrizzi, CFA, Portfolio Manager of LaSalle, has managed the Fund since May 2015. Lisa L. Kaufman, Portfolio Manager of LaSalle, has managed the Fund since September 2016. Ben Lentz, CFA, Portfolio Manager of LaSalle, and Paul Meierdierck, CFA, Portfolio Manager of LaSalle, have managed the Fund since December 2019.

The following replaces the first paragraph of the “The Management of the Funds — Portfolio Management — Ivy LaSalle Global Real Estate Fund” section on page 214:

Ivy LaSalle Global Real Estate Fund: Matthew Sgrizzi, CFA, Lisa L. Kaufman, Ben Lentz, CFA and Paul Meierdierck, CFA are primarily responsible for the day-to-day portfolio management of Ivy LaSalle Global Real Estate Fund.

The following is inserted following the last paragraph of the “The Management of the Funds – Portfolio Management – Ivy LaSalle Global Real Estate Fund” section on page 215:

Mr. Lentz has held his Fund responsibilities since December 2019. He is a Managing Director with LaSalle. He is a Portfolio Manager responsible for managing retail and industrial portions of LaSalle’s securities portfolios. His prior responsibilities at the firm included serving as a North America deputy portfolio manager, Director of Research and security analysis of publicly traded regional malls and hotel real estate companies. He earned a B.A. in Economics and Political Science from The Johns Hopkins University in 2000. Mr. Lentz is a Chartered Financial Analyst.

Mr. Meierdierck has held his Fund responsibilities since December 2019. He is a Managing Director with LaSalle. He is a Portfolio Manager responsible for managing office, residential and healthcare portions of LaSalle’s securities portfolios. He joined LaSalle in 2007. His prior responsibilities at the firm included security analysis of publicly traded residential and healthcare real estate companies in the United States and real estate companies in Canada. He earned a B.B.A. in Finance from James Madison University. Mr. Meierdierck is a Chartered Financial Analyst.

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